Exhibit 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS CREATED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Buhrmann NV, a company incorporated under the laws of the Netherlands (the “Company”), does hereby certify that, to such officer’s knowledge:

1.          The Annual Report of the Company on Form 20-F for the period ended 31 December 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated 21 February 2007

/s/ Frans H.J. Koffrie

Frans H.J. Koffrie
Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS CREATED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Buhrmann NV, a company incorporated under the laws of the Netherlands (the “Company”), does hereby certify that, to such officer’s knowledge:

1.     The Annual Report of the Company on Form 20-F for the period ended 31 December 2006 (the
   “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
  Act of 1934, as amended; and

2.                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated 21 February 2007

/s/ Floris F. Waller

Floris F. Waller
Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.